Hardman Johnston International Growth Fund
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 95.3%	Shares	Value
COMMUNICATION SERVICES - 5.2%
Deutsche Telekom AG	103,870	$2,549,772

CONSUMER DESCRETIONARY - 18.8%
LVMH Moet Hennessy Louis Vuitton SE	1,444	1,201,488
Melco Resorts & Entertainment Ltd. - ADR(a)	114,230	892,136
MercadoLibre, Inc.(a)	1,777	3,041,887
Prosus NV	75,669	2,251,270
Suzuki Motor Corp.	40,500	1,819,207
		9,205,988

ENERGY - 3.1%
TechnipFMC PLC	77,840	1,505,426

FINANCIALS - 15.2%
AIA Group Ltd.	207,360	1,626,204
Dai-ichi Life Holdings, Inc.	57,500	1,261,134
HDFC Bank Ltd. - ADR	19,160	1,063,188
ICICI Bank Ltd. - ADR	54,310	1,325,164
Standard Chartered PLC	132,580	1,001,978
T&D Holdings, Inc.	68,500	1,134,275
		7,411,943

HEALTHCARE - 16.4%
Alkermes PLC(a)	45,700	1,236,185
AstraZeneca PLC	18,340	2,431,457
Genmab AS(a)	4,070	1,125,445
Grifols SA(a)	105,940	1,153,973
Novo Nordisk AS	18,460	2,110,060
		8,057,120

INDUSTRIALS - 22.2%
Airbus SE	16,345	2,603,517
Daifuku Co. Ltd.	67,975	1,340,467
Prysmian SpA	42,115	1,853,468
Rheinmetall AG	6,830	2,391,657
Safran SA	14,545	2,715,668
		10,904,777

INFORMATION TECHNOLOGY - 14.4%
ASML Holding NV	2,680	2,325,127
Atlassian Corp. - Class A(a)	4,882	1,219,377
Nordic Semiconductor ASA(a)	87,207	875,679
Taiwan Semiconductor Manufacturing Co. Ltd.	132,000	2,642,442
		7,062,625
TOTAL COMMON STOCKS (Cost $40,233,761)		46,697,651

SHORT-TERM INVESTMENTS - 6.8%
Money Market Funds - 6.8%
First American Government Obligations Fund - Class X, 5.23%(b)	3,323,752	3,323,752
TOTAL SHORT-TERM INVESTMENTS (Cost $3,323,752)		3,323,752

TOTAL INVESTMENTS - 102.1% (Cost $43,557,513)		$50,021,403
Liabilities in Excess of Other Assets - (2.1)%		(1,016,681)
TOTAL NET ASSETS - 100.0%		$49,004,722

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG – Aktiengesellschaft SE - Societas Europea ADR - American Depositary Receipt
PLC - Public Limited Company AS – Aktieselskab
SA - Sociedad Anónima SpA– Societa per azioni NV – Naamloze Vennootschap ASA – Allmennaksjeselskap

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of January 31, 2024.

Summary of Fair Value Measurements at January 31, 2024 (Unaudited)
    The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 -
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 -
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs, are not available, are representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the fair valuation hierarchy of the Fund's securities as of January 31, 2024:

Hardman Johnston International Growth Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Communication Services	$–	$2,549,772	$–	$2,549,772
Consumer Discretionary	6,185,293	3,020,695	–	9,205,988
Energy	1,505,426	–	–	1,505,426
Financials	2,388,352	5,023,591	–	7,411,943
Health Care	1,236,185	6,820,935	–	8,057,120
Industrials	–	10,904,777	–	10,904,777
Information Technology	1,219,377	5,843,248	–	7,062,625
Common Stocks - Total	$12,534,633	$34,163,018	$–	$46,697,651
Money Market Funds	3,323,752	–	–	3,323,752
Total Assets	$15,858,385	$34,163,018	$–	$50,021,403